Allstate Financial Corporation
8180 Greensboro Drive, Suite 525
McLean, Virginia 22102
(703) 883-9757 Telephone  (703) 821-1371 Fax



                YOUR VOTE IS IMPORTANT- PLEASE REPLY IMMEDIATELY!

August 11, 2000

Dear Stockholder:

On July 11, we wrote to you regarding the Annual Meeting of Allstate Financial Corporation shareholders, which was held on August 8, 2000. As described in the Notice of Annual Meeting and Proxy Statement, one of the extremely important matters to consider and vote upon during this meeting involved the reincorporation of the Company as a Delaware corporation. THE REINCORPORATION IS A CRITICAL STEP IN THE COMPANY'S PLAN OF RECAPITALIZATION AND FUTURE BUSINESS PLANS.

Proposals 2a through 2d, which relate to the reincorporation, require the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company's common stock. These four proposals are "non-discretionary" items upon which your broker may not vote your shares unless you, the client, have furnished voting instructions on such proposals. At the meeting on August 8, 2000, less than two-thirds of eligible shareholders cast their votes in person or by proxy, although those who voted overwhelmingly supported the proposals. The consideration of proposals 2a through 2d was adjourned to a new meeting to be held on August 29, 2000 at 11 a.m. at the Company's offices at 8181 Greensboro Drive, Suite 525 McLean, Va. 22102. All stockholders are invited to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. If you attend the meeting, you may vote in person even if you have previously mailed a proxy.

Please read the Proxy Statement carefully for information on proposals 2a through 2d, which are the only proposals being considered at the August 29, 2000 meeting. If you did not receive a Proxy statement or you would like another copy sent to you, please contact us at the number below. If you have already returned your proxy, it is not necessary for you to vote on Proposals 2a through 2d at this time. Your proxy has been recorded and will be voted at the August 29, 2000 meeting.

The Board of Directors and management of Allstate appreciate your support.

Sincerely,

/s/Charles G. Johnson

Charles G. Johnson
President and Chief Executive Officer

                         ALLSTATE FINANCIAL CORPORATION
                                REVOCABLE PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLSTATE FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 8, 2000 AND AT ANY ADJOURNMENT THEREOF.

        The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Bank of America, 8300 Greensboro Drive, McLean, VA 22102 on August 8, 2000 at 11:00 a.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1. Election of Directors

        FOR all nominees listed                            WITHHOLD authority to
        (except as marked to the                           vote for all nominees
        contrary below)                                             listed below

Nominees for one-year term:    David W. Campbell, Charles G. Johnson,
Steven W. Lefkowitz,  Edward A. McNally, William H. Savage and
 Lindsay B. Trittipoe

To withhold authority to vote for some but not all of the nominees, write the name of the nominee(s) in the space provided below:

               -----------------------------------------------------------------

2.       Approval of the Company's reincorporation as a Delaware corporation.

         (a) Approve the merger of the Company with Allstate Delaware, with Allstate Delaware to be the surviving entity, and approve the Merger Agreement, the Certificate of Incorporation, and the Bylaws, other than as to matters recommended in proposals 2(b), 2(c), and 2(d);

        FOR                                AGAINST                      ABSTAIN

         (b) Approve the provisions in the Certificate of Incorporation of Allstate Delaware prohibiting, after the merger, any attempted sale, purchase, transfer, assignment, conveyance, pledge or other disposition ("Transfer") of any stock, warrants, rights or options in Allstate Delaware to any person or entity who owns (or would own after giving effect to the Transfer) more than 4.9% of any class of securities of Allstate Delaware, unless the Transfer is approved by at least two-thirds of the board of directors of Allstate Delaware;

         FOR                               AGAINST                      ABSTAIN

         (c) Approve the provision in the Allstate Delaware Certificate of Incorporation which provides that the number of shares of common stock which Allstate Delaware is authorized to issue after the merger is 20,000,000, compared with the maximum 10,000,000 authorized shares of common stock which may be issued by the Company;

         FOR                                AGAINST                      ABSTAIN

         (d) Approve the provisions in the Allstate Delaware Bylaws which provide that stockholders who want to make a nomination for the election of directors or a proposal for new business at any annual meeting after the merger must deliver a written notice to the secretary of Allstate Delaware providing certain specified information, so that it is received not less than 120 days prior to the anniversary date of the mailing of proxy materials by Allstate
Delaware in connection with the immediately preceding annual meeting of stockholders or, with respect to the first annual meeting to be held after completion of the merger, by December 15, 2000;

         FOR                              AGAINST                       ABSTAIN


3.       Approval of the Company's 2000 Stock Option Plan.

        FOR                                AGAINST                      ABSTAIN

4. Approval of the Company's 2000 Restricted Stock Plan for Non-Employee Directors.

        FOR                                AGAINST                      ABSTAIN

5. Ratification of the appointment of McGladrey & Pullen, LLP as independent auditors for the year ending December 31, 2000.

        FOR                                AGAINST                      ABSTAIN

        In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

        The Board of Directors recommends that you vote FOR the Board of Directors' nominees and FOR each of the proposals listed above. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, FOR proposals 2(a), 2(b), 2(c), 2(d), 3, 4 and 5 and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Allstate Financial Corporation called for August 8, 2000, a Proxy Statement for the Annual Meeting and the 1999 Annual Report on Form 10-KSB.

        PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Dated:                                                  , 2000
        ------------------------------------------------







                                                             Signature(s)


Please sign exactly as your name(s) appear on this Proxy. Only one signature is required in the case of a joint account. When signing in a representative capacity, please give title.